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                                                                EXHIBIT 23-7

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated January 22, 1996 appearing in the Annual Report on Form 10-K of DTE Energy Company and The Detroit Edison Company for the year ended December 31, 1995 in the following registration statements:



                FORM                        REGISTRATION NUMBER

                DTE Energy Company
                Form S-3                    33-57545
                Form S-8                    333-00023


                The Detroit Edison Company
                Form S-3                    33-53207
                Form S-3                    33-64296




Deloitte & Touche LLP


March 25, 1996